                                                                  EXHIBIT 10.15



                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT ("Agreement") is made by and between HARTFORD HOLDINGS LTD., a Cayman Islands Corporation ("Hartford"), DONALD H. SLEDGE ("Sledge", Hartford and Sledge are collectively, "Lenders"), and TELEHUB COMMUNICATION CORP., an Illinois corporation (the "Borrower").

                                    RECITALS

     WHEREAS, Borrower requires funds for operating capital and further development of its Virtual Service Management System ("VSMS") Platform;

     WHEREAS Lender Sledge is an officer, director and shareholder of Borrower;

     WHEREAS Lender Hartford is a significant shareholder of Borrower and an affiliate of Hartford is an officer and director of Borrower;

     WHEREAS, Lenders are willing to lend certain funds to Borrower on the terms and conditions set forth in this Agreement and in the Notes (collectively, "Loan Documents") evidencing the Loan; and

     WHEREAS, Borrower intends to repay the borrowed funds from the proceeds of a public or private offering of Borrowers' securities.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreement contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lenders and Borrower hereby covenant and agree as follows:

   1. AGREEMENT TO BORROW AND LEND. Subject to the terms and conditions of the Loan Documents, Lenders agree to make available to Borrower a loan ("Loan") in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00). To evidence the Loan, Borrower will execute the two Promissory Notes ("Notes") attached to this Agreement as Exhibit 2 and Exhibit 3.

   2. ADDITIONAL LOANS. In their discretion, Lenders may agree to make Additional Loans to Borrower. Lenders have not promised, represented or committed that they will make any Additional Loans. Each Additional Loan shall be evidenced by a promissory note, all Additional Loans shall be subject to the terms and conditions of this Agreement and the associated promissory note, and upon accepting an Additional Loan, Borrower reiterates each representation in this Agreement as of the date of the Additional Loan.

   3. BORROWER'S REPRESENTATION. Borrower hereby represents and warrants that:

     3.1. No Additional Advances. Lenders have not promised, represented or committed that they will loan any additional funds to Borrower, or that Lenders will renew or extend this Loan or any Additional Loans at maturity.

     3.2. Accurate Financial Statements. The financial statements, business plan and other information concerning the financial condition of Borrower provided to Lender ("Financial Statements") is materially true and correct and accurately depicts the financial condition of Borrower as of the date hereof. Borrower acknowledges that Lenders have made the Loan in reliance upon the Financial Statements.

     3.3. Valid Related Party Transaction. Lenders have disclosed their affiliation to Borrower and their financial interest in this transaction, this transaction is fair to the Borrower and Borrower's disinterested directors and shareholders have approved this transaction, as evidenced by Exhibit 1. Accordingly, the Loan Documents are valid and binding obligations of the Borrower.

  4. BORROWER'S COVENANTS.

     4.1. Use of Proceeds. Borrower covenants that the proceeds of the Loan shall be used by Borrower solely to fund Borrower's corporate operations and the development of its VSMS Platform. All expenditures and disbursements shall be authorized and approved by the Borrower's Board of Directors or Officers.

     4.2. Books and Records. Borrower shall maintain true and proper books, records, reports and accounts ("Books and Records") of all of Borrower's business operations and activities. Borrower shall keep such Books and Records at its principal place of business.

     4.3. Access to Books and Records. Borrower shall permit Lenders to examine all of Borrower's Books and Records at any time and to copy or to make extracts from Books and Records as Lenders deem necessary.

     4.4. Tax Returns. Tax returns of the Borrower are to be provided to Lenders upon request anytime during the term of the Loan.

     4.5. Notice of Adverse Events. Borrower will immediately notify Lenders of any event or circumstance which reasonably could be deemed to have a materially adverse effect on Borrower's financial condition, Borrower's ability to perform its obligation under the Loan Documents, its ability to sell securities, or its ability to repay the Notes.

   5. Events of Default. The occurrence of any one or more of the following events or the existence of one or more of the following conditions shall constitute an event of default under this Agreement:

     5.1. Nonpayment. Failure to pay when due any installment of principal or interest due under either Note, whether due on the date provided for therein or by acceleration or otherwise or failure to pay the entire outstanding principal balance of the Loan, together with all accrued and unpaid interest then outstanding, on the Maturity Date defined in the Notes or upon acceleration.

     5.2. False Representations. An event of default shall occur if any representation or warranty made in writing to Lenders by Borrower herein or in connection with the making of the Loan shall prove at any time to have been incorrect in any material respect when made.

     5.3. Breach of Covenants. An event of default shall also occur if Borrower fails to comply with any covenant made in the Loan Documents.

   6. REMEDIES FOR DEFAULT. Upon the occurrence of any event of default and at any time thereafter:

     6.1. Acceleration of Maturity. All principal, interest and other amounts payable under the Notes shall, at the option of Lenders, become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which Borrower hereby expressly waives.

     6.2. Default Interest Rate. After an event of default, the outstanding principal balance of the Notes shall bear interest, payable upon demand, at a rate for each day equal to eighteen percent (18%) annually (the "Default Interest Rate"). The application of the Default Interest Rate shall not be interpreted or deemed to extend any cure period set forth in any Loan Document or otherwise to limit any of Lenders' remedies under this Agreement or any of the other Loan Documents.

     6.3. Other Remedies. Lenders may proceed with every remedy available at law or in equity or provided for in this Agreement or the Notes in such order or sequence as Lender may determine in its sole discretion, including concurrently, independently, or successively, and all expenses incurred by Lender in connection with any remedy shall be deemed indebtedness of Borrower to Lenders including, but not limited to, attorneys' fees incurred by Lenders.

   7. BORROWER NOT RELEASED. Without affecting any obligation of Borrower under this Agreement, Lenders may renew, extend or otherwise change the terms and conditions of the Loan, Notes or any of the Collateral, take or release any collateral as security for the Loan.

   8. AMENDMENTS. No provision or term of this Agreement or the Notes may be amended, modified, revoked, supplemented, waived or otherwise changed except by a written instrument duly executed by Borrower and Lenders and designated as such.

   9. SEVERABILITY. Whenever possible, each provision of the Agreement and Notes shall be interpreted so as to be effective and valid under Illinois law. Should any provision, covenant or agreement contained herein be deemed invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other jurisdiction.

   10. SUCCESSORS AND ASSIGNS BOUND; ASSIGNMENT. The covenants and agreements contained herein shall bind Borrower, its successors and assigns. This Agreement may not be assigned by Borrower without the prior written consent of Lenders. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lenders, their successors and assigns.

   11. NO THIRD PARTY BENEFITS. This Agreement is made for the sole benefit of Borrower and Lenders, and their respective successors and assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement.

   12. HEADINGS. The captions and headings of the paragraphs in the Agreement are for convenience only and are not used to interpret or define the provisions of the Agreement.

     13. CONFLICT. Should any provision of any Loan Document conflict with any provision of this Agreement, the provision selected by Lenders, in their sole discretion, shall govern and shall be controlling.

     14. DEFINED TERMS. All capitalized terms used herein shall have the same meaning as in the Loan Documents unless expressly defined herein.

     15. GOVERNING LAW. The Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Illinois.

     16. COUNTERPARTS. This Agreement may be executed in counterparts and all such counterparts, as so executed, shall constitute one Agreement, binding upon all the signatories thereto, notwithstanding that all of the signatories are not signatories to the original or same counterpart.

         EXECUTED THIS TWENTY SIXTH DAY OF AUGUST, 1996.

                                     TELEHUB COMMUNICATIONS CORP.,
                                          an Illinois corporation


                                     By: /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Chief Financial Officer


HARTFORD HOLDINGS, LTD.,             DONALD H. SLEDGE
     a Cayman Islands corporation


By: /s/ William W. Becker             /s/ Donald H. Sledge
    ------------------------------    ------------------------------------------
    William W. Becker, Chairman

                                   EXHIBIT 1

               ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING OF
                           THE BOARD OF DIRECTORS OF
                          TELEHUB COMMUNICATIONS CORP.
                               (August 26, 1996)




















                               Exhibit 1: Page 1

               ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING OF
                           THE BOARD OF DIRECTORS OF
                          TELEHUB COMMUNICATIONS CORP.

The following action is taken by written consent of the Board of Directors of TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Corporation"), in lieu of a Meeting.

LOANS FROM HARTFORD AND MR. SLEDGE. Hartford Holdings Ltd. ("Hartford"), a significant Corporation shareholder, and Mr. Donald H. Sledge, the Corporation's Vice-Chairman and Chief Executive Officer, have offered to lend a total of $500,000 to the Corporation for the development of the Virtual Service Management System ("VSMS") Platform. These funds will be lent pursuant to a Loan Agreement and evidenced by Promissory Notes from the Corporation.

Hartford is a significant Corporation shareholder and Mr. William W. Becker, Hartford's principal shareholder, is the Corporation's Chairman, while Mr. Sledge is the Corporation's Vice-Chairman and Chief Executive Officer, and Mr. Sledge is a trustee of the Sledge Family Trust, a Corporation shareholder. Hartford Mr. Becker, Mr. Sledge and the Sledge Family Trust have disclosed their financial interest in this transaction. The disinterested Directors have reviewed this transaction, consider it to be fair to the Corporation and deem it advisable that the Corporation enter into the Loan Agreement with Hartford and Mr. Sledge. Accordingly, the Board of Directors adopts the following
Resolutions:

          RESOLVED: That the Corporation approves the Loan Agreement and Promissory Notes and that Mr. Makula, the Corporation's Chief Financial Officer is authorized to execute the Loan Agreement and issue the Promissory Notes on behalf of the Corporation;

Adopted by Board of Directors as of August 26, 1996.

Each of the disinterested Corporation Directors has signed below to evidence consent to the Board of Directors' adoption of the resolutions dated August 26, 1996:


             ABSTAINING                                  ABSTAINING
------------------------------------        ------------------------------------
William W. Becker, Chairman                 Donald H. Sledge, Vice-Chairman


/s/ Michael G. McLaughlin                   /s/ John G. Makula
------------------------------------        ------------------------------------
Michael G. McLaughlin                       John G. Makula


/s/ Barry C. Lescher
------------------------------------
Barry C. Lescher

I certify that each of the disinterested Corporation directors in office on August 26, 1996, has executed this written consent.


                                            /s/ John G. Makula
                                            ------------------------------------
                                            John G. Makula, Secretary





                            August 26, 1996: Page 1

                    RATIFICATION DISINTERESTED SHAREHOLDER

ROSEVILLE COMPUTER PROJECTS LIMITED, a Nevis, West Indies corporation ("Roseville"), holds 42.5% of the issued and outstanding shares of TELEHUB COMMUNICATIONS CORP., an Illinois corporation ("TELEHUB"). Roseville has reviewed the proposed transaction whereby Hartford Holdings Ltd. (Hartford), another TELEHUB shareholder, will lend $450,000 to TELEHUB for operating capital and Mr. Donald H. Sledge, TELEHUB's Vice-Chairman and Chief Executive Officer (and trustee of the Sledge Family Trust, another TELEHUB shareholder) will lend $50,000 to TELEHUB for operating capital. Hartford, Mr. Sledge, the Sledge Family Trust and Mr. William W. Becker (TELEHUB's Chairman) have disclosed their financial interest in the transaction to TELEHUB and Roseville. Roseville also believes the transaction is fair to TELEHUB and necessary for TELEHUB's continued operations.

     Roseville hereby approves and ratifies the Loan Agreement between TELEHUB and Hartford and Mr. Sledge and the issuance of Promissory Notes to Hartford and Mr. Sledge.

                                        ROSEVILLE COMPUTER PROJECTS LIMITED,
                                             a Nevis, West Indies corporation


                                        By: /s/
                                            -----------------------------------

















                            August 26, 1996: Page 2

                                   EXHIBIT 2

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY U.S. STATE SECURITIES LAW. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THAT TRANSFER IS REGISTERED UNDER THE ACT AND ALL APPLICABLE U.S. STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                          TELEHUB COMMUNICATION CORP.
                               PROMISSORY NOTE #1
US $450,000                                                      August 26, 1996

     TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Company"), for value received, hereby promises to pay to HARTFORD HOLDINGS LTD. (the "Holder") the sum of FOUR HUNDRED FIFTY THOUSAND U.S. DOLLARS ($450,000.00) (the "Principal Amount") together with interest on the outstanding Principal Amount at the rate of 7.5% per annum, compounded quarterly, as follows:

     1. MANDATORY PREPAYMENT. The Principal Amount plus any unpaid accrued interest shall be paid to the Holder from the net proceeds from any sale of Company equity or debt securities. Net proceeds includes all amounts received by the Company less any related commissions, brokers' fees and other related costs incurred in connection with the offer and sale of Company securities. The Prepayment shall be made by the business day following the Company's receipt of the proceeds from the sale.

     2. CONVERSION. If the Company conducts an offering of its equity securities ("Offering"), it may elect to repay this Note by issuing equity securities to the Holder on the same terms and conditions as the Offering.

     3. MATURITY. If not paid sooner, the entire outstanding Principal Amount with any unpaid accrued interest and all other sums due hereunder or under any of the other Loan Documents, shall be paid to the Holder on August 1, 1998.

     4. SUBJECT TO LOAN AGREEMENT. This Note evidences the Loan made under, and is entitled to the benefits of the Loan Agreement dated August 26, 1996, between the Company and the Holder; Reference is made to the Loan Agreement for provisions relating to default, Holder's remedies for default and other terms and conditions.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and on its behalf by its duly authorized officer on the date first above written.

                                     TELEHUB COMMUNICATIONS CORP.,
                                         an Illinois corporation


                                     By: /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Chief Financial Officer

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY U.S. STATE SECURITIES LAW. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THAT TRANSFER IS REGISTERED UNDER THE ACT AND ALL APPLICABLE U.S. STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                          TELEHUB COMMUNICATION CORP.
                               PROMISSORY NOTE #3
US $900,000                                                      November 1,1996

     TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Company"), for value received, hereby promises to pay to HARTFORD HOLDINGS LTD. (the "Holder") the sum of NINE HUNDRED THOUSAND U.S. DOLLARS ($ 900,000.00) (the "Principal Amount") together with interest on the outstanding Principal Amount at the rate of 7.5% per annum, compounded quarterly, as follows:

     1. MANDATORY PREPAYMENT. The Principal Amount plus any unpaid accrued interest shall be paid to the Holder from the net proceeds from any sale of Company equity or debt securities. Net proceeds includes all amounts received by Company less any related commissions, brokers' fees and other related costs incurred in connection with the offer and sale of Company securities. The Prepayment shall be made by the business day following Company's receipt of the proceeds from the sale.

     2. CONVERSION. If the Company conducts an offering of its equity securities ("Offering"), it may elect to repay this Note by issuing equity securities to the Holder on the same terms and conditions as the Offering.

     3. MATURITY. If not paid sooner, the entire outstanding Principal Amount with any unpaid accrued interest and all other sums due hereunder or under any of the other Loan Documents, shall be paid to the Holder on August 30, 1997.

     4. SUBJECT TO LOAN AGREEMENT. This Note evidences additional amounts loaned under, and is entitled to the benefits of the Loan Agreement dated August 26, 1996, between the Company and the Holder. Reference is made to that Loan Agreement for provisions relating to default, Holder's remedies for default and other terms and conditions.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and on its behalf by its duly authorized officer on the date first above written.


                                     TELEHUB COMMUNICATIONS CORP.,
                                          an Illinois corporation


                                     By: /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Chief Financial Officer

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY U.S. STATE SECURITIES LAW. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THAT TRANSFER IS REGISTERED UNDER THE ACT AND ALL APPLICABLE U.S. STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                          TELEHUB COMMUNICATION CORP.
                               PROMISSORY NOTE #4
US $411,243.00                                                   NOVEMBER 1,1996

     TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Company"), for value received, hereby promises to pay to HARTFORD HOLDINGS LTD. (the "Holder") the sum of FOUR HUNDRED ELEVEN THOUSAND TWO HUNDRED FORTY THREE U.S. DOLLARS ($ 411,243.00) (the "Principal Amount") together with interest on the outstanding Principal Amount at the rate of 12.0% per annum, compounded quarterly, as follows:

     1. MATURITY. If not paid sooner, the entire outstanding Principal Amount with any unpaid accrued interest and all other sums due hereunder or under any of the other Loan Documents, shall be paid to the Holder on July 1, 1998.

     2. SUBJECT TO LOAN AGREEMENT. This Note evidences additional amounts lent under, and is entitled to the benefits of the Loan Agreement dated August 26, 1996, between the Company and the Holder. Reference is made to that Loan Agreement for provisions relating to default, Holder's remedies for default and other terms and conditions.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and on its behalf by its duly authorized officer on the date first above written.



                                     TELEHUB COMMUNICATIONS CORP.,
                                          an Illinois corporation


                                     By: /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Chief Financial Officer

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY U.S. STATE SECURITIES LAW. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THAT TRANSFER IS REGISTERED UNDER THE ACT AND ALL APPLICABLE U.S. STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                          TELEHUB COMMUNICATION CORP.
                               PROMISSORY NOTE #5
US $600,000                                                    November 30, 1996

     TELEHUB COMMUNICATIONS CORP., an Illinois corporation (the "Company"), for value received, hereby promises to pay to HARTFORD HOLDINGS LTD. (the "Holder") the sum of SIX HUNDRED THOUSAND U.S. DOLLARS ($ 600,000.00) (the "Principal Amount") together with interest on the outstanding Principal Amount at the rate of 7.5% per annum, compounded quarterly, as follows:

     1. MANDATORY PREPAYMENT. The Principal Amount plus any unpaid accrued interest shall be paid to the Holder from the net proceeds from any sale of Company equity or debt securities. Net proceeds includes all amounts received by Company less any related commissions, brokers' fees and other related costs incurred in connection with the offer and sale of Company securities. The Prepayment shall be made by the business day following Company's receipt of the proceeds from the sale.

     2. CONVERSION. If the Company conducts an offering of its equity securities ("Offering"), it may elect to repay this Note by issuing equity securities to the Holder on the same terms and conditions as the Offering.

     3. MATURITY. If not paid sooner, the entire outstanding Principal Amount with any unpaid accrued interest and all other sums due hereunder or under any of the other Loan Documents, shall be paid to the Holder on August 30, 1997.

     4. SUBJECT TO LOAN AGREEMENT. This Note evidences additional amounts loaned under, and is entitled to the benefits of the Loan Agreement dated August 26, 1996, between the Company and the Holder. Reference is made to that Loan Agreement for provisions relating to default, Holder's remedies for default and other terms and conditions.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name and on its behalf by its duly authorized officer on the date first above written.


                                     TELEHUB COMMUNICATIONS CORP.,
                                          an Illinois corporation


                                     By: /s/ John G. Makula
                                         ---------------------------------------
                                         John G. Makula, Chief Financial Officer